UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 240.14a-12

Trio-Tech International

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 3, 2002

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Trio-Tech International, a California corporation (the “Company”), will be held at our principal executive offices, located at 14731 Califa Street, Van Nuys, California, on Tuesday, December 3, 2002 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Proxy Statement:

1.	To elect directors to hold office until the next annual meeting of shareholders; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 18, 2002 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof.

After careful consideration, the Trio-Tech International Board of Directors recommends a vote IN FAVOR OF THE NOMINEES FOR DIRECTOR NAMED IN THE ACCOMPANYING PROXY STATEMENT.

Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors

DALE C. CHEESMAN
Secretary

October 18, 2002
Van Nuys, California

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

THANK YOU FOR ACTING PROMPTLY

TRIO-TECH INTERNATIONAL
14731 Califa Street
Van Nuys, California 91411

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To be held December 3, 2002

GENERAL

This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy on behalf of the Board of Directors of Trio-Tech International, a California corporation (“Trio-Tech” or the “Company”), for use at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held at 10:00 a.m., local time, on Tuesday, December 3, 2002 and at any adjournments thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the enclosed Proxy are intended to be mailed to shareholders on or about November 8, 2002.

RECORD DATE AND VOTING SECURITIES

The close of business on October 18, 2002 has been fixed as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 2,927,596 shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote, the holders of which are entitled to one vote per share.

VOTING GENERALLY

In the election of directors, a shareholder may cumulate his votes for one or more candidates, but only if each such candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of his intention to cumulate his votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected. These votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder thinks fit. The five candidates receiving the highest number of affirmative votes will be elected. Abstensions will be counted for purposes of determining the presence of a quorum but with respect to the election of directors, any votes against a candidate or withheld from voting (whether by abstention, broker non-votes or otherwise) will not be counted and will have no legal effect on the vote. Discretionary authority to cumulate votes is solicited hereby.

Shareholders are requested to date, sign and return the enclosed Proxy to make certain their shares will be voted at the Annual Meeting. Any Proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a Proxy bearing a later date, or by attending the Annual Meeting and voting in person. All Proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, Proxies will be voted FOR the election of the five nominees for directors named under “Election of Directors.”

TRIO-TECH INFORMATION

Our principal executive offices are located at 14731 Califa Street, Van Nuys, California 91411. The telephone number of our principal offices is (818) 787-7000.

PROPOSAL 1

ELECTION OF DIRECTORS

INFORMATION WITH RESPECT TO DIRECTORS

The Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next annual meeting and until their respective successors are elected and qualified. There is one vacancy on the Board of Directors. The Board does not intend to fill the vacancy at this time. It is intended that the Proxies received, unless otherwise specified, will be voted for the five nominees named below, all of whom are incumbent directors of the Company. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as Proxy holders will vote in accordance with their best judgment. In no event will

Proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The following sets forth, as of October 18, 2002, the names of each of the five nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

NAME	AGE	PRINCIPAL OCCUPATION
A. Charles Wilson	78	Chairman of the Board of Trio-Tech International; Chairman of the Board of Earnest Paper Products, Inc.; Chairman of the Board of Daico Industries

S.W. Yong	49	Chief Executive Officer and President of Trio-Tech International

Richard M. Horowitz	61	President of Management Brokers Insurance Agency; Chairman of the Board of Leviathan Corporation

William L. Slover	81	Management Consultant

Jason T. Adelman	33	Managing Director of H.C. Wainwright & Co.

A. Charles Wilson

Mr. Wilson, age 78, has served as a Director of Trio-Tech since 1966, and was President and Chief Executive Officer of the Company from 1981 to 1989. In 1989, he was elected Chairman of the Board. Mr. Wilson is also Chairman of the Board of Ernest Paper Products, Inc. and Chairman of Daico Industries, Inc., as well as an attorney admitted to practice law in California.

S.W. Yong

Mr. Yong, age 49, has been a Director of Trio-Tech since 1990. He has been the Chief Executive Officer and President since 1990. He has been associated with Trio-Tech International Pte. Ltd. in Singapore since 1976 and has been its Managing Director since August 1980. Mr. Yong holds a Masters Degree in Business Administration, Graduate Diploma in Marketing Management and a Diploma in Industrial Management.

Richard M. Horowitz

Mr. Horowitz, age 61, has served as a Director of Trio-Tech since 1990. He has been President of Management Brokers Insurance Agency since 1974. He also serves as Chairman of Leviathan Corporation, computer sales, consulting and software company, and is Chairman of Dial 800, Inc., a national telecommunication company. Mr. Horowitz holds a Masters Degree in Business Administration from Pepperdine University.

William L. Slover

Mr. Slover, age 81, has served as a Director of Trio-Tech since 1989. He has been a management consultant since 1983. Mr. Slover served as President and Chief Executive Officer of Delphi Communications Corporation, a developer of voice and test mail systems and automated telephone answering services. Prior thereto, he served as Group Executive and Vice-President of General Instrument Corporation from 1974 to 1978 and as Vice-President and General Manager of Ampex Corporation from 1972 to 1974. Mr. Slover also served on the Board of Directors of several privately held venture capital start-up companies.

Jason T. Adelman

Mr. Adelman, age 33, was elected to the Board of Trio-Tech in April 1997. Mr. Adelman is a Managing Director of investment banking for Boston based H.C. Wainwright & Co. in the firm’s New York City office. Previously, Mr. Adelman was employed by Drake Capital Securities (1997-1999), Spencer Trask Securities (1996-1997) and Coopers & Lybrand LLP (1994-1996). Mr. Adelman is an honors graduate of the University of Pennsylvania and Cornell Law School. From time to time, H.C. Wainwright & Co. provides investment banking services to the Company.

BOARD MEETINGS AND COMMITTEES

The Board held four meetings during the fiscal year ended June 30, 2002. All of the directors attended (in person or by telephone) all of the meetings of the Board and its committees on which they served during the fiscal year. The Company does not have a nominating committee, and the entire Board nominated the directors nominated for election at the Annual Meeting.

The Board has a standing Compensation Committee, which currently consists of S.W. Yong, Jason T. Adelman, Richard M. Horowitz and A. Charles Wilson. The Compensation Committee administers the Company’s existing stock option plans and determines salary and bonus arrangements. The Compensation Committee met three times during the past fiscal year.

The Board has a standing Audit Committee, which currently consists of William L. Slover, Jason T. Adelman and Richard M. Horowitz. Pursuant to its written charter, which charter was adopted by the Board of Directors, the Audit Committee is charged with reviewing our annual audit and meeting with our independent public accountants to review planned audit procedures. The Audit Committee also reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls. The Audit Committee held four meetings during the year ended June 30, 2002. Each of the members of the Audit Committee is independent (as defined in Section 121(A) of the AMEX listing standards).

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended June 30, 2002.

The Audit Committee received from BDO International the written disclosures and letter required by Independence Standards Board Standard No. 1. The Audit Committee discussed with BDO International the matters required to be discussed by Statement on Auditing Standards No. 61 and matters relating to that firm’s independence.

Based on the above-described review, written disclosures, letter and discussions, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements for the fiscal year ended June 30, 2002 be included in the Company’s Annual Report on Form 10-K for that fiscal year.

Dated October 18, 2002
THE AUDIT COMMITTEE

William L. Slover, Chair
Jason T. Adelman
Richard M. Horowitz

COMPENSATION OF DIRECTORS

During Fiscal 2002, the following non-employee directors, currently consisting of Messrs. Horowitz, Slover, and Adelman, each received quarterly fees in an amount equal to $1,500 for each quarter in which they attended a Board meeting and an annual fee of $5,000. Mr. Wilson, the other non-employee director, received quarterly fees in an amount equal to $4,500 for each quarter in which he attended a Board meeting and an annual fee of $15,000.

Each of our directors is entitled to participate in our 1998 Director Stock Option Plan (the “Directors Plan”) and receives automatic annual grants of our Common Stock. Each of Messrs. Horowitz, Slover, and Adelman, were granted options to purchase 5,000 shares on October 16, 2001 at an exercise price of $2.72 and each of Messrs. Wilson and Yong were granted options to purchase 15,000 and 20,000 shares respectively, on October 16, 2001 at an exercise price of $2.72. All options granted under the Directors Plan vest immediately upon grant and terminate five years from the date of grant unless terminated sooner upon termination of the optionee’s status as a director or otherwise pursuant to the Directors Plan. Pursuant to the terms of the Directors Plan, the Board of Directors amended the Directors Plan on September 24, 2002 to increase the required exercise price for shares purchasable upon the exercise of options granted under the Directors Plan from 85% to 100% of fair market value (as defined in the Directors Plan) of the Company’s Common Stock on the date of grant of each such option.

VOTE REQUIRED FOR ELECTION

The five persons receiving the highest number of affirmative votes will be elected as directors of the Company. Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.

EXECUTIVE OFFICERS

Victor H.M. Ting, age 48, first joined Trio-Tech as the Financial Controller for the Company’s Singapore subsidiary in 1980. He was promoted to the level of Business Manager from 1985-1989. In December 1989 he became the Director of Finance and Sales & Marketing and later, the General Manager of the Singapore subsidiary. Mr. Ting was elected Vice-President and Chief Financial Officer of Trio-Tech International in November 1992. Mr. Ting holds a Bachelor of Accountancy Degree and Masters Degree in Business Administration.

Richard Lim, age 43, joined Trio-Tech in 1982 and became the Quality Assurance Manager in 1985. He was promoted to the position of Operations Manager in 1988. In 1990 he was promoted to Business Manager and was responsible for the Malaysian operations in Penang and Kuala Lumpur. Mr. Lim became the General Manager of the Company’s Malaysia subsidiary in 1991 and in February 1993, all test facilities in Southeast Asia came under his responsibility. He holds diplomas in Electronics & Communications and Industrial Management and a Masters Degree in Business Administration. He was elected Corporate Vice-President-Testing in July 1998.

EXECUTIVE COMPENSATION AND RELATED MATTERS

The following table sets forth the compensation of the Company for its Chief Executive Officer and each executive officer whose total annual salary and bonus for the fiscal year ended June 30, 2002 exceeded in the aggregate $100,000.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Securities Underlying Options (#)
S.W. Yong, President and	2002	189,009	0	7,838	20,000
Chief Executive Officer	2001	206,760	89,961	7,941	10,000
	2000	195,347	76,250	5,553	10,000

Victor H. M. Ting, VP and	2002	105,155	0	5,288	5,000
Chief Financial Officer	2001	113,711	17,992	4,723	5,000
	2000	106,896	17,080	5,471	9,000

Singapore officers are also credited with a compulsory contribution to their provident pension fund of 8% of their total compensation in accordance with Singapore law.

EMPLOYEE BENEFIT PLANS

The Company’s 1998 Stock Option Plan was approved by the Board on September 30, 1997 and the stockholders on December 8, 1997. The purpose of the 1998 Stock Option Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance stockholder return.

The Company’s 1988 Stock Option Plan, which was approved by the Board of Directors in July 1988 and by the shareholders in December 1988, expired by its terms in July 1998. The expiration of the 1988 Stock Option Plan had no effect on outstanding options granted thereunder prior to its expiration, some of which remain outstanding. The following tables contain certain information regarding options granted under the 1998 Stock Option Plan and options exercised under the 1988 Stock Option Plan:

OPTION GRANTS IN FISCAL 2002
	INDIVIDUAL GRANTS				Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation For Option Term
Name	Number of Securities Underlying Options Granted	% Of Total Options Granted To Employees In Fiscal Year	Exercise Price ($/sh)	Expiration Date
					5% ($)	10% ($)
S.W. Yong	20,000	12.99%	$2.720	10/15/2006	$15,030	$33,212
Victor H.M. Ting	15,000	9.74%	$3.200	10/15/2006	$13,262	$29,304
Victor H.M. Ting *	5,000	3.25%	$3.667	12/10/2002	$5,066	$11,194

*	Reflects one year extension of previously granted options, which option otherwise would have expired by its terms on December 10, 2001

AGGREGATED OPTION EXERCISES IN FISCAL 2002
AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options at FY-End ($) Exercisable/ Unexercisable
S.W. Yong			50,000 / 0	0 / 0
Victor H.M. Ting			37,600 / 11,000	0 / 0

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors of Trio-Tech, composed of the Chairman, the Chief Executive Officer and two outside directors, is responsible for, among other duties, recommending to the Board suggestions and administration of policies and procedures regarding executive compensation and criteria for the amounts of such compensation.

The compensation program presently in effect at Trio-Tech International has three elements: (1) base annual salary; (2) potential annual cash incentive awards that are based primarily on financial performance of the Company or its relevant business operating units; and (3) long-term incentives in the form of stock options. The Committee believes that a significant portion of the total compensation of the Company’s executives should be at risk, based upon the achievement of pre-established goals.

Base cash compensation

In determining the compensation levels for the Chief Executive Officer (CEO) and Chief Financial Officer (CFO), the Committee reviewed compensation policies of other companies, comparable in size, to Trio-Tech.

The fiscal year 2002 base cash compensation for officers of the Company who reside in Singapore was denominated in the currency of Singapore. The exchange rate therefor was established as of June 30, 2001 and was computed to be 1.77 Singapore Dollars to each U.S. Dollar. Singapore executive officers are also credited with a compulsory contribution under Singapore’s provident pension fund.

Bonuses for 2002

The Compensation Committee also considered awarding additional discretionary annual cash bonuses to its executive officers based primarily on the Company’s overall performance and, to a lesser extent, on the contribution each executive made to the Company’s success. The Committee noted that as of June 30, 2001, the Company’s performance was consistent with its business plan and determined the CEO would retain his right to receive a bonus equal to 5% of pre-tax profits for the fiscal year ended June 30, 2002.

2002 Compensation of CEO

After giving effect to the currency exchange rates and the compulsory pension fund payment, the CEO’s compensation was US$196,847 for fiscal 2002, compared to US$304,662 in the preceding year.

Stock Options

The Company’s 1998 Stock Option Plan was approved by the Board on September 30, 1997 and the stockholders on December 8, 1997. The purpose of the 1998 Stock Option Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance stockholder return.

In this context, the Compensation Committee reviewed the performance of its officers and key-employees and, in recognition of their contributions, they were granted options covering, in the aggregate, 116,000 shares at an exercise price of $3.20 per share.

In addition, the Company granted options for 45,000 shares, at an exercise price of $2.72 per share, to its directors under the Directors Stock Option Plan discussed below.

The Company instituted the Directors Stock Option Plan (the “Directors Plan”) in 1997, which was unanimously approved by the Board and approved by the Company’s Shareholders. The purpose of the Directors Plan is to give appropriate compensation to the Directors of the Company. The Company believes that the Directors Plan will provide non-employee Directors and the President of the Company (if he or she is a Director of the Company) a favorable opportunity to acquire Common Stock of the Company and will create an incentive for them to serve on the Board of Directors of the Company and contribute to its long-term growth and profitability objectives. Additionally, the Company paid to its non-employee Directors during fiscal 2002 $5,000 per year and $1,500 per meeting attended (and to the Chairman of the Board $15,000 per year and $4,500 per meeting attended), which the Company believes is substantially less than directors of comparable public companies are paid. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings. Pursuant to the terms of the Directors Plan, the Board of Directors amended the Directors Plan on September 24, 2002 to increase the required exercise price for shares purchasable upon the exercise of options granted under the Directors Plan from 85% to 100% of fair market value (as defined in the Directors Plan) of the Company’s Common Stock on the date of grant of each such option.

Dated October 18, 2002
THE COMPENSATION COMMITTEE

A. Charles Wilson, Chair
Jason T. Adelman
Richard M. Horowitz
S.W. Yong

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended June 30, 2002, the Compensation Committee members consisted of Messrs. Wilson, Yong, Adelman and Horowitz. During that fiscal year, Mr. Wilson served as (and continues to serve as) an officer of the Company and Mr. Yong served as (and continues to serve as) both an officer and employee of the Company.

STOCK PRICE PERFORMANCE GRAPH

The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The graph below compares cumulative total return of Trio-Tech International, the Standard & Poor’s 500 Index and the AMEX Composite Index.

TRIO-TECH INTERNATIONAL STOCK PRICE PERFORMANCE

*	Total Return assumes $100 invested on June 30, 1993 in Trio-Tech International, the S&P 500 Index and the AMEX Composite Index, including reinvestment of dividends.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October 18, 2002, regarding the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its Common Stock, (ii) each of the directors of the Company, (iii) each of the executive officers named in the Summary Compensation Table above who is not a director and (iv) all executive officers and directors of the Company as a group. To the knowledge of the Company, unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to shares beneficially owned, subject to applicable community property and similar statutes.

Name (1)	Shares Owned Beneficially as of October 18, 2002 (1)		Percent of Class (1)
S.W. Yong	341,924	(2)	10.90%
Richard M. Horowitz	230,701	(3)	7.36%
A. Charles Wilson	236,608	(4)	7.55%
Victor H.M. Ting	119,652	(5)	3.82%
William L. Slover	20,000	(6)	64.00%
Jason Adelman	33,190	(7)	1.06%

All Directors and Executive Officers as a group (7 persons)	1,040,145	(2) – (8)	33.17%

(1)
The percentage shown for each individual and for all executive officers and directors as a group is based upon 2,927,551 shares outstanding. The number of shares indicated and the percentage shown for each individual and assumes the exercise of options and warrants that are presently exercisable or may become exercisable within 60 days from November 1, 2002 which are held by that individual or by all executive officers and directors as a group, as the case may be. The address for each of the persons listed above is in care of the Company at 14731 Califa Street, Van Nuys, California 91411.

(2)	Includes options to purchase 50,000 shares from the Company at exercise prices ranging from $2.72 to $5.37 per share.

(3)	Includes options to purchase 20,000 shares from the Company at exercise prices ranging from $2.72 to $5.37. The remaining 210,701 shares are held in a trust for which Mr. Horowitz serves as a trustee.

(4)	Includes options to purchase 35,000 shares from the Company at exercise prices ranging from $2.72 to $5.37 per share and 201,608 shares held in a trust for which A. Charles Wilson serves as trustee.

(5)	Includes options to purchase 26,600 shares from the Company at exercise prices ranging from $3.67 to $6.00 per share.

(6)	Consists of options to purchase 20,000 shares from the Company at exercise prices ranging from $2.72 to $5.37 per share.

(7)	Consists of options and warrants to purchase 29,940 shares from the Company at exercise prices ranging from $2.72 to $5.37 per share.

(8)	Includes options to purchase 26,940 shares from the Company at exercise prices of $3.20 to $7.00 per share.

The Company does not know of any arrangements that may at a subsequent date result in a change of control of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of reports on Forms 3, 4 and 5 and amendments thereto filed with the Securities and Exchange Commission and furnished to the Company, no Director, executive officer or beneficial owner of more than 10% of Trio-Tech International’s Common Stock failed to file on a timely basis any of such reports.

INDEPENDENT PUBLIC ACCOUNTANTS

As previously reported, Deloitte & Touche LLP (the “Former Accountant”) was previously the Company’s principal accountant. On June 28, 2002, the Company dismissed the Former Accountant as its principal accountant. The Former Accountant’s report on the consolidated financial statements for the fiscal years ended June 30, 2001 and June 30, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended and approved by the Audit Committee of the Board of Directors. During the Company’s fiscal years ended June 30, 2001 and June 30, 2000, and any subsequent interim periods preceding the dismissal of the Former Accountant, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

On June 28, 2002, BDO International was engaged as the principal accountant to audit the Company’s financial statements for the fiscal year ended June 30, 2002. A representative of BDO International is expected to be present at the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions.

The Board of Directors has not yet selected the independent public accountants for the fiscal year ending June 30, 2003.

Audit Fees:

BDO International billed the Company an aggregate of $105,000 for services rendered for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2002.

Financial Information Systems Design and Implementation Fees:

There were no fees billed by BDO International for services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2002.

All Other Fees:

There were no other fees billed by BDO International for services rendered for the fiscal year ended June 30, 2002.

Because BDO International did not provide the Company any non-audit services for the fiscal year ended June 30, 2002, the Audit Committee did not need to consider whether the provision of the non-audit services provided to the Company by BDO International for the fiscal year ended June 30, 2002 was compatible with maintaining the independence of BDO International.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals at the 2003 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than July 10, 2003 for inclusion in next year’s Proxy Statement and Proxy Card. If a stockholder intends to present a proposal at the next Annual Meeting but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by September 24, 2003.

ANNUAL REPORT ON FORM 10-K

Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company’s Annual Report on Form 10-K filed with the Commission for the year ended June 30, 2002. This request should be directed to the Corporate Secretary, Trio-Tech International, 14731 Califa Street, Van Nuys, California 91411

GENERAL INFORMATION

The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, without additional compensation, also solicit proxies personally or by telephone, telegram or special letter.

At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.

The Annual Report to Shareholders covering the fiscal year ending June 30, 2002 is being mailed with this Proxy Statement to shareholders of record for this meeting.

By Order of the Board of Directors

DALE C. CHEESMAN
Secretary

Please sign, date and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
TRIO-TECH INTERNATIONAL

December 3, 2002

¯ Please Detach and Mail in the Envelope Provided ¯

A ☒ Please mark your votes as in this example.

	FOR all nominees listed at right (except as indicated to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed at right.	Nominees:	Jason T. Adelman Richard M. Horowitz William L. Slover A. Charles Wilson S.W. Yong
1. ELECTION OF DIRECTORS:	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided:

2.	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1.

PLEASE MARK, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Number of shares held:

If shares are held by your Broker, please print their name and address below:

Signature ____________________________ (Print Name) ______________________________ Dated: _________________ , 2002
Signature if held jointly _________________ (Print Name if held jointly) __________________ Dated: _________________ , 2002

IMPORTANT:
Please sign above exactly as your name or names appear hereon. Joint owners should each sign personally. Corporate proxies should be signed in full corporate name by the authorized officer. Fiduciaries should give full titles as such.

TRIO-TECH INTERNATIONAL

Proxy Solicited on Behalf of the Board of Directors of the Company
for Annual Meeting of Shareholders on December 3, 2002

The undersigned hereby appoints Dale C. Cheesman and A. Charles Wilson or either of them as his/her true lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of Trio-Tech International to be held at our principal executive offices at 14731 Califa Street, Van Nuys, California on Tuesday, December 3, 2002 at 10:00 A.M., and at any adjournments thereof, and to vote all shares that he/she is then entitled to vote, on all matters coming before said meeting. The undersigned directs that his/her proxy be voted as follows:

(Continued and to be signed on the other side.)